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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 7, 2001
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                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                000-25374                             77-0250147
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
(State or other jurisdiction of                  (Commission File Number)            (I.R.S. Employer Identification
incorporation)                                                                                 Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94085
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (408) 774-4000
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                                 Not applicable
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

     On August 15, 2001, General Magic, Inc., the Registrant, received a letter from NASDAQ advising the Registrant that its common stock has failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days as required by The Nasdaq National Market under its Marketplace rules and that the Registrant will be provided 90 calendar days in which to regain compliance with the rule.

     On August 7, 2001, the Registrant issued a press release announcing that the U.S. Patent Office has allowed new claims relating to Registrant's family of voice user interface patents. The new claims will issue as a continuation of Registrant's U.S. Patent No. 6144938, "Voice User Interface with Personality." Registrant also announced that it is initiating a licensing program with respect to the newly allowed patent. A copy of the press release is filed as Exhibit
99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.
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
Exhibit No.       Description
    99.1          Press release of the Registrant dated August 7, 2001,
                  announcing that the U.S. Patent Office has allowed new
                  claims relating to the Registrant's family of voice user
                  interface patents.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      General Magic, Inc.

                                       By: /s/ Mary E. Doyle
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August 16, 2001                                  Mary E. Doyle
                                           General Counsel and Secretary
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                                  EXHIBIT INDEX

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
Exhibit No.       Description
    99.1          Press release of the Registrant dated August 7, 2001,
                  announcing that the U.S. Patent Office has allowed new claims relating to the Registrant's family of voice user interface patents.
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